UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2025

Apartment Investment and Management Company

(Exact name of Registrant as Specified in Its Charter)

Maryland	1-13232	84-1259577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4582 South Ulster Street Suite 1450
Denver, Colorado		80237
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 303 224-7900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (Apartment Investment and Management Company)	AIV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

Apartment Investment and Management Company (“Aimco”) held its 2025 Annual Meeting of Stockholders on June 10, 2025, at its corporate headquarters, located at 4582 South Ulster Street, Suite 1450, Denver, CO, 80237. Aimco’s stockholders considered three proposals, each of which is described in more detail in Aimco’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 25, 2025. On the record date of April 22, 2025, there were 141,716,931 shares of Aimco’s Common Stock issued and outstanding and eligible to vote. The final voting results are reported below.

1. Proposal 1: Election of nine directors, for a term of one year each, to serve until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified. Aimco’s stockholders elected each of the nine nominees for director, and the voting results are set forth below:

	For	Against	Abstentions	Broker Non-Votes
Wes Powell	101,143,268	739,908	92,967	12,445,975
Quincy L. Allen	100,614,094	1,264,991	96,843	12,445,975
Patricia L. Gibson	100,972,995	904,417	98,516	12,445,975
Jay Paul Leupp	100,982,368	901,700	92,075	12,445,975
Sherry L. Rexroad	100,215,336	1,662,787	98,020	12,445,975
Deborah Smith	100,546,028	1,300,149	129,966	12,445,975
R. Dary Stone	100,898,565	978,064	99,514	12,445,975
James P. Sullivan	100,925,396	951,532	99,215	12,445,975
Kirk A. Sykes	100,536,225	1,308,692	131,226	12,445,975

2. Proposal 2: The selection of Grant Thornton LLP as Aimco’s independent registered accounting firm for the 2025 fiscal year was ratified as follows:

For	Against	Abstentions	Broker Non-Votes
113,977,216	242,503	202,399	—

3. Proposal 3: Advisory vote to approve the compensation of executive officers disclosed in Aimco’s proxy statement. Aimco’s stockholders gave advisory approval of the executive compensation program, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
99,538,669	2,282,604	154,870	12,445,975

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

Date:	June 10, 2025	By:	/s/ H. Lynn C. Stanfield
H. Lynn C. Stanfield Executive Vice President and Chief Financial Officer